UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2019

Dana Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-1063 (Commission File No.)	26-1531856 (IRS Employer Identification No.)

3939 Technology Drive, Maumee, Ohio 43537
(Address of principal executive offices)

(419) 887-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $.01 par value	DAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01          REGULATION FD DISCLOSURE
Dana Incorporated’s  (“Dana”) Executive Vice President and Chief Financial Officer, Jonathan Collins, will be providing an overview of the company and an update of the company’s financial outlook at Credit Suisse’s 7th Annual Industrials Conference on Wednesday, December 4, 2019. A copy of the presentation slides, which will be discussed at that conference, is attached hereto as Exhibit 99.1. From time to time, Dana may also use this presentation in conversations with investors and analysts.
The information in Items 7.01 and 9.01 of this report (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits. The following exhibits are furnished with this report.

Exhibit No.	Descriptions
99.1	Credit Suisse 7th Annual Industrials Conference Presentation Slides
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA INCORPORATED

Dated: December 4, 2019	By:	/s/ Douglas H. Liedberg
	Name:	Douglas H. Liedberg
	Title:	Senior Vice President, General Counsel & Secretary